Exhibit 31.2

CERTIFICATION

I, Lynn Zhao, certify that:

1. I have reviewed this Amendment No. 1 on Form 10-Q/A of Socket Mobile, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	November 3, 2026	By:	/s/ Lynn Zhao
		Name:	Lynn Zhao
		Title:	Vice President of Finance and Administration and Chief Financial Officer (Principal Financial Officer)